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                                                                   EXHIBIT 10.42

                                 MOTOROLA, INC.

                DESCRIPTION OF COMPENSATORY ARRANGEMENTS FOR 2005
                     APPLICABLE TO NAMED EXECUTIVE OFFICERS

Set forth below are compensatory arrangements as of March 3, 2005, applicable to the Company's current executive officers who will be named in the summary compensation table of the Company's proxy statement for the 2005 annual meeting of stockholders ("Named Executive Officers"). These arrangements are in addition to the various other compensatory plans, contracts and arrangements in which the Company's Named Executive Officers participate and which are filed as exhibits to this report on Form 10-K for the year ended December 31, 2004.

ANNUAL BASE PAY
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Edward J. Zander                                       $1,500,000
Chairman of the Board and Chief
Executive Officer
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David W. Devonshire                                    $625,000
Executive Vice President and Chief
Financial Officer
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Gregory Q. Brown                                       $600,000
Executive Vice President
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Adrian R. Nemcek                                       $600,000
Executive Vice President
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PERQUISITES
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Executive Financial Planning Program: The plan provides for up to $15,000 in the first year and $10,000 per year in subsequent years for financial planning, tax planning and preparation and estate planning

Executive Health Coaching: This benefit will be introduced in 2005 and will provide Motorola executives with personal health coaching recommendations and encouragement to reach exercise, weight management, nutrition, smoking cessation and stress management goals.

SEVERANCE ARRANGEMENTS
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David W. Devonshire: If Mr. Devonshire is terminated without cause, Motorola agrees to pay him severance equal to one year's base salary plus his targeted incentive payout.